UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2007
                                                           -------------

                              MAGYAR BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-51726                20-4154978
----------------------------     -------------------------  -------------------
(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)



400 Somerset Street, New Brunswick, New Jersey                        08901
----------------------------------------------                  ---------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 1, 2007, the Compensation Committee of the Board of Directors approved the granting of stock options and restricted stock awards to the named executive officers and directors of Magyar Bancorp, Inc. (the "Company") listed below:


Executive Officer or Director          Number of Options        Number of Shares of Restricted Stock
------------------------------         -----------------        ------------------------------------

Elizabeth E. Hance                             49,250                             25,000
Jon R. Ansari                                  32,500                             15,400
John S. Fitzgerald                             32,500                             15,400
Joseph J. Lukacs, Jr.                          11,348                              5,447
Thomas Lankey                                  10,212                              4,902
Andrew G. Hodulik                              10,212                              4,902
Martin A. Lukacs                                9,076                              4,357
Salvatore J. Romano                             9,076                              4,357
Edward C. Stokes, III                           9,076                              4,357
Joseph A. Yelencsics                            9,076                              4,357


     The grants were made in accordance with the terms of the 2006 Equity Incentive Plan, which was approved by the Company's stockholders at the February 12, 2007 annual meeting of stockholders. All of the options vest in equal installments over a five-year period, commencing one year from the date of the grant (March 1, 2007) and have an exercise price of $14.61 per share, which was the final reported sales price of the Company's common stock on the Nasdaq Global Market on March 1, 2007, the date of the grant. The restricted stock awards also vest in equal installments over a five-year period, commencing one year from the date of the grant (March 1, 2007). The vesting of the options and restricted stock awards accelerate upon death or disability, involuntary termination of employment following a change in control and upon consummation of a second step conversion of Magyar Bancorp, MHC. The grants have other terms and conditions consistent with the 2006 Equity Incentive Plan. Including the options and restricted stock shares granted with respect to the above-named officers and directors, a total of 217,826 options and 103,479 shares of restricted stock were granted to directors, officers and employees of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       MAGYAR BANCORP, INC.



DATE:  March 7, 2007                  By: /s/ Jon R. Ansari
                                           -----------------------------------
                                           Jon R. Ansari
                                           Senior Vice President and
                                           Chief Financial Officer